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                                                                   Exhibit 10.20


                             FIRST SUPPLEMENTAL INDENTURE
                             ----------------------------

    FIRST SUPPLEMENTAL INDENTURE, dated as of August        , 1997, among
Atlantic Express Transportation Corp., a New York corporation (the "Company") , the Guarantors named herein and The Bank of New York, a New York banking corporation, as trustee (the "Trustee").

    WHEREAS, the Company has duly issued its 103/4% Senior Secured Notes Due 2004 (the "Notes"), in the aggregate principal amount of $110,000,000 pursuant to an Indenture among the Company, the Guarantors named therein and the Trustee dated as of February 4, 1997 (the "Indenture"), and the Notes are outstanding on the date hereof; and

    WHEREAS, Section 9.2 of the Indenture provides that the Company and the Trustee may amend any provision of the Indenture with the written consent of the Holders of at least a majority of the principal amount of the then outstanding Notes and execute a supplemental indenture; and

    WHEREAS, the Company solicited, and has received, consents upon the terms and subject to the conditions set forth in the Consent Solicitation Statement dated August 5, 1997 and the accompanying consent letter, from Holders representing at least a majority in aggregate principal amount of its outstanding Notes to certain amendments described therein to the Indenture and the related Collateral Agreements and Intercreditor Agreement; and

    WHEREAS, Section 10.12 of the Indenture provides, among other things, that the Company shall cause each Restricted Subsidiary that is formed or acquired after the date of the Indenture to become a Guarantor thereunder and execute and deliver a supplemental indenture pursuant to which such Restricted Subsidiaries shall unconditionally guarantee all of the Company's Obligations as set forth in
Section 10.7 of the Indenture; and

    WHEREAS, Section 9.1 of the Indenture provides, among other things, that the Company, the Guarantors and the Trustee may amend or supplement the Indenture without the consent of any Holder to comply with Article 10.12 thereof and execute a supplemental indenture ; and

    WHEREAS, it is provided in Section 9.4 of the Indenture that a supplemental indenture becomes effective in accordance with its terms and thereafter binds every Holder; and


    NOW, THEREFORE, the parties hereto agree as follows:


SECTION 1  DEFINITIONS.
-----------------------

    Capitalized terms not defined herein shall have the meanings given to such terms in the Indenture.


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SECTION 2   AMENDMENTS TO THE INDENTURE
---------------------------------------

SECTION 2.1     AMENDMENT TO THE EXECUTION AND AUTHENTICATION COVENANT.

    The third paragraph of Section 2.2 of the Indenture is hereby amended and restated to read in its entirety as follows:

         "The Trustee shall, upon a Company Order, authenticate for original issue up to $150,000,000 aggregate principal amount of the Notes. The aggregate principal amount of Notes outstanding at any time may not exceed $150,000,000 except as provided in Section 2.7 hereof."

SECTION 2.2      AMENDMENT TO THE "OPTIONAL REDEMPTION" PROVISION.

    Section 3.7(b) of the Indenture is hereby amended and restated to read in its entirety as follows:

         "(b) Notwithstanding the foregoing, at any time or from time to time prior to February 1, 2000, the Company may, at its option, redeem up to one-third of the original principal amount of the Notes, at a redemption price of 110.75% of the principal amount thereof, plus accrued and unpaid interest, if any, to the applicable redemption date, with the net cash proceeds of one or more Public Equity Offerings; provided, that (a) such redemption shall occur within 90 days of the date of closing of such public offering and (b) at least $100.0 million aggregate principal amount of Notes remains outstanding immediately after giving effect to each such redemption."

SECTION 2.3     AMENDMENT TO THE "LIMITATION ON INCURRENCE OF INDEBTEDNESS"
PROVISION

    Section 4.9(b)(iv) of the Indenture is hereby amended and restated to read in its entirety as follows:

         "(iv) (A) Indebtedness arising out of Capital Lease Obligations or Purchase Money Obligations (collectively, "Purchase Money Indebtedness") in an aggregate amount not to exceed $10.0 million outstanding at any time, and (B) a $2.2 million aggregate principal amount note and mortgage relating to certain real property acquired in the acquisition of Central New York Coach Sales & Service, Inc., Jersey Bus Sales, Inc., and related property (collectively, "Central") by the Company."

SECTION 2.4     AMENDMENT TO THE LIMITATION ON LIENS.

    Section 4.12(a) of the Indenture is hereby amended and restated to read in its entirety as follows:

         "The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly create, incur, assume or suffer to exist
         (a) any Lien on any asset (including, without limitation, all real, tangible or intangible property) of the Company or any Restricted Subsidiary, whether now owned or hereafter acquired, or on any income or


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         profits therefrom, or assign or convey any right to receive income therefrom, except (i) Liens securing Indebtedness permitted to be incurred under the Revolving Credit Facility; PROVIDED, that the Notes are secured by a second priority security interest in the assets subject to such Liens, (ii) Purchase Money Liens, (iii) Permitted Liens, and (iv) a $2.2 million aggregate principal amount note and mortgage relating to certain real property acquired in the acquisition of Central by the Company or..."

SECTION 2.5     AMENDMENT TO THE LINE OF BUSINESS COVENANT.

    Section 4.18 of the Indenture is hereby amended and restated to read in its entirety as follows:

         "The Company shall not, and shall not permit any Restricted Subsidiary to, engage in any business other than (a) the business conducted or proposed to be conducted by the Company and the Restricted Subsidiaries on the Closing Date and (b) any transportation business that is ancillary or complementary to any business described in clause
         (a) above. The foregoing restriction will not (i) prohibit the acquisition or operation of Central by the Company or (ii) prevent the Company from engaging in the same lines of business conducted or proposed to be conducted by Central as of the date the acquisition of Central is consummated (the "Acquisition Date"), provided that such business is conducted only in territories contiguous with the territories in which Central conducted or proposed to conduct its business as of the Acquisition Date."

SECTION 2.6     CONFORMING CHANGES TO THE INDENTURE.

    The Indenture is otherwise amended, to the extent necessary, to permit the issuance of up to $150,000,000 of the Company's 103/4% Senior Secured Notes due 2004.


SECTION 3  GUARANTEE BY RESTRICTED SUBSIDIARIES

    Each of Atlantic Express of L.A. Inc., Central New York Coach Sales & Service, Inc. and Jersey Bus Sales, Inc. unconditionally guarantees all of the Company's Obligations as set forth in Section 10.7 of the Indenture in the same manner and to the same extent as if it had executed the Indenture as one of the parties thereto defined as the "Guarantors" therein.

SECTION 4 MISCELLANEOUS

SECTION 4.1     GOVERNING LAW

    THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE CONSTRUED, INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE


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BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE
BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OR ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OR ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE COMPANY IRREVOCABLY CONSENTS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS SET FORTH HEREIN, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PURCHASER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

SECTION 4.2      CONTINUING AGREEMENT.

    Except as herein amended, all terms, provisions and conditions of the Indenture, all Exhibits thereto and all documents executed in connection therewith shall continue in full force and effect and shall remain enforceable and binding in accordance with their terms.

SECTION 4.3      CONFLICTS.

    In the event of a conflict between the terms and conditions of the Indenture and the terms and conditions of this First Supplemental Indenture, then the terms and conditions of this First Supplemental Indenture shall prevail.

SECTION 4.4      COUNTERPART ORIGINALS.

    The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 4.5      HEADINGS, ETC.

    The Headings of the Sections of this First Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.





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                                      SIGNATURES


         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Supplemental Indenture as of the date first written above.


                             ATLANTIC EXPRESS
                             TRANSPORTATION CORP.

                             By: /s/ DOMENIC GATTO
                                 ---------------------------------
                                  Name: DOMENIC GATTO
                                  Title: President
Attest:



/s/ NATHAN SCHLENKER
----------------------
Name: NATHAN SCHLENKER
Title: Chief Financial Officer

                                      GUARANTORS

AMBOY BUS CO., INC.                         BROOKFIELD TRANSIT INC.
STATEN ISLAND BUS, INC.                ATLANTIC PARATRANS, INC.
RAYBERN CAPITAL CORP.                  180 JAMAICA CORP.
METROPOLITAN ESCORT SERVICE, INC.      ATLANTIC EXPRESS COACHWAYS, INC.
MERIT TRANSPORTATION CORP.             ATLANTIC EXPRESS OF PENNSYLVANIA, INC.
TEMPORARY TRANSIT SERVICE, INC.        ATLANTIC PARATRANS OF KENTUCKY INC.
ATLANTIC-HUDSON, INC.                  RAYBERN BUS SERVICE, INC.
COURTESY BUS CO., INC.                 G.V.D. LEASING CO., INC.
K. CORR, INC.                          BLOCK 7932, INC.
RAYBERN EQUITY CORP.                   ATLANTIC-CONN. TRANSIT, INC.
METRO AFFILIATES, INC.                 ATLANTIC EXPRESS OF MISSOURI INC.
MIDWAY LEASING INC.                         ATLANTIC EXPRESS OF L.A. INC.
CENTRAL NEW YORK COACH                 JERSEY BUS SALES, INC.
    SALES & SERVICE, INC.

                                  By: /s/ DOMENIC GATTO
                                      ----------------------------------
                                       Name: DOMENIC GATTO
                                       Title: President





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                             THE BANK OF NEW YORK, as Trustee


                             By: /s/ VAN BROWN
                                 ---------------------------------
                                  Name: VAN BROWN
                                  Title: Vice President
























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